 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

Insys Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35902	51-0327886
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1333 S. Spectrum Blvd, Suite 100

Chandler, Arizona 85286

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (602) 910-2617

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 3, 2016, the Board of Directors of Insys Therapeutics, Inc. (the “Company”) adopted and approved amended and restated bylaws of the Company. The amendment and restatement removed Section 50 of the bylaws, which section purported to require certain plaintiffs who bring unsuccessful claims against the Company or any director, officer, employee or affiliate of the Company, or parties that assist or have a direct financial interest in such claims, to pay the fees, costs and expenses of the Company and any director, officer, employee or affiliate of the Company incurred in connection with the unsuccessful claim. The amended and restated bylaws of the Company are attached as Exhibit 3.1 to this Current Report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) for Insys Therapeutics, Inc. (the “Company”) was held on May 3, 2016. The proposals (all of which were from management) submitted to the stockholders of the Company at the Annual Meeting and the final results of the voting regarding each proposal are set forth below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 20, 2016.

Proposal No. 1. The Company’s stockholders elected three Class III members of the Board of Directors to each serve for a three-year term:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Patrick P. Fourteau	62,422,756	623,145	—	—
Dr. John N. Kapoor	62,894,452	151,449	—	—
Dr. Ted H. Stanley	56,492,017	6,553,884	—	—

Proposal No. 2. The Company’s stockholders ratified the appointment by the Company’s Audit Committee of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2016 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,000,727	5,859	39,315	—

Proposal No. 3. The Company’s stockholders approved (as an advisory vote) the compensation of our named executive officers as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,921,360	69,427	55,114	—

Proposal No. 4. The Company’s stockholders approved (as an advisory vote) a frequency of every three (3) years for future advisory votes to approve the compensation of named executive officers as set forth below:

Frequency of Vote	Votes For
1 Year	13,622,937
2 Years	33,803
3 Years	49,332,932
Abstentions	56,229
Broker Non-Votes	—

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Document
3.1	Amended and Restated Bylaws of Insys Therapeutics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Insys Therapeutics, Inc.

Dated: May 9, 2016	By:	/s/ Darryl S. Baker
Darryl S. Baker
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
3.1	Amended and Restated Bylaws of Insys Therapeutics, Inc.